Exhibit 99

Investor Update May 2019 Donald P. Hileman President & Chief Executive Officer Paul D. Nungester Executive Vice President & CFO

Forward Looking Statements The issuer has filed a registration statement including a prospectus, and will file a related supplement with the Securities and Exchange Commission (“SEC”), for the offering to which this communication relates . Before you invest, you should read the prospectus, the prospectus supplement and any other documents the issuer has filed or will file with the SEC for more complete information about the issuer and this offering . This presentation may contain certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 B of the Securities Exchange Act of 1934 , as amended, which are intended to be safe harbors created thereby . Those statements may include, but are not limited to, all statements regarding intent, beliefs, expectations, projections, forecasts and plans of First Defiance Financial Corp . and its management, and specifically include statements regarding : changes in economic conditions, the nature, extent and timing of governmental actions and reforms, future movements of interest rates, the production levels of mortgage loan generation, the ability to grow loans and deposits, the ability to benefit from a changing interest rate environment, the ability to sustain credit quality ratios at current or improved levels, the ability to sell OREO properties, the continued strength of First Federal Bank of the Midwest in its market area, and the ability of First Defiance to grow in existing and adjacent markets . These forward - looking statements involve numerous risks and uncertainties, including those inherent in general and local banking, insurance and mortgage conditions, competitive factors specific to markets in which First Defiance and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions and other risks and uncertainties detailed from time to time in the First Defiance’s SEC filings, including First Defiance’s Annual Report on Form 10 - K for the year ended December 31 , 2018 . One or more of these factors have affected or could in the future affect First Defiance’s business and financial results and could cause actual results to differ materially from plans and projections . Therefore, there can be no assurances that the forward - looking statements included in this investor presentation will prove to be accurate . In light of significant uncertainties in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by First Defiance or any other persons, that the objectives and plans of First Defiance will be achieved . All forward - looking statement made in this investor presentation are based on information presently available to the management of First Defiance . First Defiance assumes no obligation to update any forward - looking statements . 2

Company Overview

Company Profile Unwavering focus for over 90 years: Community Financial Services • Consolidated Assets of $3.2 billion (03/31/19) • 44 branches in 3 states; 1 LPO • New branch in downtown Ft Wayne, IN, in 2018 • Enhanced Columbus, OH, LPO to a full - service branch in 2017 • New branch in Sylvania, OH, in 2017 • Opened Ann Arbor, MI, LPO in 2017 • Trust & Wealth Management services - AUM $530 million • Acquired Commercial Savings Bank (2/24/17 ) - $342 million • 9 locations throughout the bank’s footprint • Built from agencies acquired – 1998 - 2017 • $13.9 million in fees & commissions – LTM • Specializes in property & casualty and group health & life insurance • Acquired Corporate One Benefits Agency , Inc. (4/1/17) 4

Investment Highlights • Market leader in northwest Ohio deeply rooted in the communities we have served since the 1920s • Growing presence in metro markets • Experienced, disciplined management team • Robust, diversified loan mix with a stable deposit base • Consistently strong net interest margin • Solid tangible capital levels 5

Executive Leadership Management Position Age Years with Company Years in Financial Services Donald P. Hileman President & CEO 66 11 44 Vince J. Liuzzi EVP, Bank President 52 <1 35 Paul D. Nungester EVP, Chief Financial Officer 45 <1 18 John R. Reisner EVP, Chief Risk Officer, Legal Counsel 63 5 38 Sharon L. Davis EVP, Director of Human Resources 37 3 14 Gregory R. Allen EVP, Fort Wayne Market Area Executive 55 20 31 Joel P. Jerger EVP, Toledo Market Area Executive 41 1 19 David D. Dygert EVP, Columbus Market Area Executive 54 5 28 Amy L. Hackenberg EVP, Southern Market Area Executive 48 3 26 James R. Williams III EVP, Northern Market Area Executive 51 21 28 Marybeth Shunck EVP, Director of Sales 49 13 30 Dennis E. Rose, Jr. EVP, Director of Strategy Management 50 22 28 Timothy K. Harris EVP, Chief Credit Officer 60 18 39 Michael D. Mulford EVP, Chief Credit Administration Officer 54 14 31 Nick S. Mehdikhan President & COO, First Insurance Group 32 <1 12 6

The First Defiance Market • Largest community bank based in northwest Ohio • Footprint covers northwest and central OH, southeast MI and northeast IN 7

Our Footprint – Local Economy • Fort to Port Growth Corridor • Logistics and Transportation • Regional distribution centers • Food processing and production • Metro Markets • Fort Wayne, IN – diverse economy with manufacturing roots and companies that specialize in food processing, high tech communications, the defense and logistics industries and the specialty insurance industry . • Columbus, OH – robust population growth with diverse economy base of education, insurance, banking, fashion, defense, aviation, food, logistics, steel, energy, medical research, healthcare , hospitality, retail, technology . • Toledo, OH – strong legacy automotive, higher education, and healthcare presence, with expansion in energy, logistics and transportation, food processing, and advanced manufacturing . 8

9 Strategic Focus • Profitability • High performance objectives for revenue growth, expense control and maintaining strong asset quality • Growth • Organic and through acquisitions, targeting newer markets, new relationships, enhanced delivery and deeper relationships in more established markets • Shareholder Value Enhancement • Effective capital management supporting growth, dividend increases and share repurchases Emphasis on the Community Bank Difference

Consistent Profitability 10 Source : Press releases 1Q18 2Q18 3Q18 4Q18 1Q19 Diluted Earnings per Share $0.57 $0.54 $0.55 $0.59 $0.57 Return on Average Assets 1.60% 1.48% 1.47% 1.53% 1.46% Return on Average Equity 12.73% 11.69% 11.52% 12.22% 11.78% Net Interest Margin - TE 3.95% 3.95% 4.00% 4.02% 4.03% Efficiency Ratio 63.48% 61.24% 59.22% 57.29% 63.22%

11 2018 Performance Recognition • KBW Bank Honor Roll • Recognition of banks with more than $500 million in total assets that consistently deliver exceptional growth • Based on 9 consecutive years of increases in reported EPS results • One of only 18 banks admitted from a nearly 375 bank universe • S&P Global Market Intelligence Top - Performing Public Thrifts • Analysis used and scored performance based on six financial metrics • Ranked #8 amongst the country’s 50 largest public thrifts for 2018 performance scores

• Demonstrating our core values in all interactions to create long - term, profitable relationships • 5 - year annual average customer retention rate of 92.95% • Launched NPS program with overall score of 66.7 • Enhancing customer experience through technology advancements • Introduction of Card Controls – provides options with in mobile app to limit access and use of debit card • Joined MoneyPass ® ATM network for access to 32,000+ ATMs nationwide without a surcharge fee • Improved, personalized online mortgage experience • Enhanced personal deposit account online opening experience • New First Insurance Group app • Retail Internet Banking enrollment now at 87% • Retail Mobile Banking utilization has risen to 43% with growth of 20.9% over the last 12 months 12 Strong Sales & Service Delivery

• Reaching more customers through digital channel development • Over 50% of our transactions are now outside of the branch • Growing our communities through our people • Financial literacy champions • Sponsor Banzai Financial Literacy Program for multiple schools throughout our footprint; numerous non - profit partnerships • Pay it Forward - Annual event since 2014 • Every employee performs random acts of kindness • Fund over $10,000 worth of grants annually • Building Better Communities - First annual event • In celebration of National Homeownership Month • In 2018, 633 volunteer hours donated: executive level – part - time employees participated; • 50 homes assisted with home maintenance projects; • 70 individuals reached through homeownership seminars 13 Strong Sales & Service Delivery

Dec 2015 – Mar 2019 At June 30, 2018, Ranked #1 or #2 market share in 8 of 17 counties. (In thousands) 14 Market Area Growth Total Gross Loans 2015 2016 2017 2018 March 31, 2019 Total CAGR Organic CAGR Total 1,802,217 1,940,487 2,348,713 2,540,039 2,548,968 11.3% 7.3% Toledo/BG 496,446 532,077 573,451 624,165 625,299 Fort Wayne 166,590 157,418 194,254 227,252 218,505 Columbus 76,181 111,293 186,565 266,146 275,345 Northern 542,243 580,336 609,202 638,291 651,720 Southern 491,324 533,011 749,314 756,701 750,293 Total Deposits Total 1,836,137 1,981,628 2,437,656 2,620,882 2,685,792 12.4% 8.3% Toledo/BG 271,665 314,754 345,663 395,392 415,777 Fort Wayne 32,724 46,464 72,827 90,728 88,464 Columbus - 270 6,558 9,970 9,190 Northern 951,233 1,014,877 1,053,380 1,125,593 1,143,688 Southern 557,748 577,690 935,916 965,708 996,277 December 31,

First Defiance Financial Corp. – Total Return (%) Source: SNL data as of 05/03/19 – Five year 15 Strong Shareholder Returns Total Return 5 Year 149.84% 3 Year 66.05% 1 Year 2.05%

Financial Highlights

17 Net Income & Earnings Per Share (Net Income in thousands) Line Graph = Diluted EPS *All 4Q18 and FY18 results herein include a benefit of $636,000 after - tax ($806,000 pre - tax) or $0.03 per diluted share from an immaterial accounting correction related to the company’s deferred compensation plan reflected as a reduction of non - interest expenses. Source : Press releases $24,292 $26,423 $28,843 $32,268 $46,249 $11,737 $11,482 $1.22 $1.41 $1.59 $1.61 $2.26 $0.57 $0.57 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2014 2015 2016 2017 2018 1Q2018 1Q2019

18 Source : Press releases $2,179 $2,298 $2,477 $2,993 $3,182 $3,023 $3,221 1.12% 1.19% 1.20% 1.13% 1.52% 1.60% 1.46% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2014 2015 2016 2017 2018 1Q18 1Q19 Line Graph = ROA Total Assets & Return on Assets

19 Loan Portfolio Composition Commercial and Industrial 19% Non-Residential Real Estate Loans 42% Multi-Family Residential Real Estate Loans 10% Consumer 1% Construction Loans 11% 1-4 Family Residential Real Estate Loans 12% Home Equity and Improvement 5% (includes Agricultural Loans 12% of total) Total = $2.689 billion 2019 YTD Average Yield on Loans 5.03% Data as of 03/31/19 Source: Press releases and internally prepared files for 10 - Q

(In thousands) $30,311 $17,582 $14,803 $32,247 $20,221 $18,586 1.39% 0.77% 0.60% 1.08% 0.64% 0.58% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2014 2015 2016 2017 2018 1Q2019 Line Graph = NPA/Total Assets 20 Non - performing Assets & NPAs/Assets Source : Press releases

Line Graph = ALLL/Total Loans 21 Net Charge - Offs/Average Loans (annualized) Source : Press releases 0.08% - 0.03% - 0.01% 0.10% - 0.02% 0.06% 1.50% 1.41% 1.33% 1.14% 1.12% 1.10% 0.00% 0.50% 1.00% 1.50% 2.00% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2014 2015 2016 2017 2018 1Q2019 ALLL/Total Loans

Quality Securities Portfolio US Government 1.3% CMO's 34.6% CDO's 4.3% MBS's 25.8% Municipals 34.0% 22 Total = $300.4 million Data as of 03/31/19 Source: Internally prepared files for 10 - Q

Total Deposits & Non - Interest Bearing % (In millions) $1,070 $1,138 $1,218 $1,470 $1,580 $1,575 $1,596 $1,667 $1,736 $1,761 $1,836 $1,982 $2,438 $2,621 $2,686 9.7% 9.3% 10.0% 12.0% 12.0% 13.8% 15.4% 18.9% 20.1% 21.6% 22.9% 24.6% 23.4% 23.2% 21.8% 0% 20% 40% 60% 80% 100% $500 $1,000 $1,500 $2,000 $2,500 $3,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q2019 Line Graph = Non - Interest Deposits as % of Total Deposits 23 Source : Press releases

Source: Press releases Non - Interest Bearing Checking Accounts 22% Interest Bearing Checking & Money Market Accounts 41% Savings Accounts 11% CDs under $250,000 23% CDs over $250,000 3% Deposit Base Composition 24 Total Deposits= $2.686 billion 2019 YTD Average Cost of Deposits: 0.77% Data as of 03/31/19

Source : 10 - K and internally prepared documents for the 03/31/19 10 - Q 25 Capital Levels 0% 5% 10% 15% 20% Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Tangible Equity Ratio Common Equity Tier 1 Capital Ratio December 31, 2017 December 31, 2018 Proforma March 31, 2019 Well Capitalized Requirement Total Risk Based Capital 10.0% Tier 1 to Risk Weighted Assets 8.0% Tier 1 to Average Assets 5.0% Common Equity Tier 1 Cap. Ratio 6.5%

26 Net Interest Income & Margin Source : Press releases $71,487 $75,960 $80,773 $98,585 $109,259 $25,924 $28,517 3.68% 3.81% 3.74% 3.88% 3.98% 4.03% 3.95% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 2014 2015 2016 2017 2018 1Q2018 1Q2019 Bar Graph = Tax - Equivalent Net Interest Income; Line Graph = Net Interest Margin

27 Non - Interest Income & Percent of Total Revenue Source : Press releases (In thousands) $30,709 $31,781 $33,521 $37,569 $39,035 $10,703 $10,813 30.6% 30.0% 29.8% 28.0% 26.5% 29.4% 27.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2014 2015 2016 2017 2018 1Q2018 1Q2019 Non - Interest Income excluding securities gains/losses and impairment on securities/BOLI enhancement gain/trust fee accrual Line Graph = Non - Interest Income as a % of Revenue

(In thousands) $66,758 $67,889 $71,093 $85,351 $89,412 $23,251 $24,866 65.3% 63.0% 62.2% 61.8% 60.3% 63.5% 63.2% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2014 2015 2016 2017 2018 1Q2018 1Q2019 Line Graph = Efficiency Ratio 28 Non - Interest Expense & Efficiency Ratio Source : Press releases

Line Graph = Return On Tangible Equity 29 Return On Equity & ROTE Source : Press releases 8.78% 9.52% 10.10% 9.19% 12.03% 12.73% 11.78% 11.46% 12.35% 12.98% 12.68% 16.47% 17.42% 15.93% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 2014 2015 2016 2017 2018 1Q2018 1Q2019

Shareholder Value

31 Maximizing Shareholder Value Source : Press releases EPS, Dividends and Stock Price $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 FDEF Earnings per Share Dividends per Share

Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of most recent financial data. First Defiance Financial Corp. (FDEF) SNL U.S. Banks $1B - $5B 32 Maximizing Shareholder Value Source : SNL data as of 05/03/19 – Five year

SNL Index FDEF $1B - $5B Price / Earnings 13.3x 14.7x Price / Book 150.9% 142.6% Price / Tangible Book 203.7% 165.8% Dividend Yield 2.5% 1.9% 33 Source : SNL data as of 05/03/19 Maximizing Shareholder Value Investment Opportunity

34 • Disciplined management team with proven track record • Reputation of focusing on fundamentals • Strong capital levels • Balance sheet strength – attractive core deposit base • Balanced loan portfolio with a disciplined approach to lending • Well - positioned to grow our balance sheet and geographic footprint, enhancing long - term shareholder value Summary

35 Thank you. Donald P. Hileman | President & CEO 419 - 785 - 2210 | dhileman@first - fed.com Paul D. Nungester | EVP & CFO 419 - 785 - 8700 | pnungester@first - fed.com